Finance income and costs (Tables)	9 Months Ended
Sep. 30, 2022
Analysis of income and expense [abstract]
Schedule of Finance income and costs

	For the three months ended September 30,		For the nine months ended September 30,
	2022	2021	2022	2021
	€m	€m	€m	€m
Finance income
Interest income	0.2	—	0.2	—
Reversal of impairment loss on short term investments (a)	—	2.8	—	—
Net fair value gains on derivatives held for trading	4.7	—	1.5	—
Net foreign exchange gains on translation of financial assets and liabilities	7.2	7.6	10.8	—
Total finance income	12.1	10.4	12.5	—
Interest expense (a)	(15.4)	(15.4)	(44.1)	(43.0)
Net impairment loss on short term investments	—	—	—	(9.6)
Net foreign exchange losses arising on translation of financial assets and liabilities	—	—	—	(4.5)
Net pension interest costs	(0.6)	(0.4)	(2.0)	(1.2)
Amortization of borrowing costs	(0.5)	(0.5)	(1.5)	(1.5)
Net fair value losses on derivatives held at fair value through profit or loss	—	(9.1)	—	(12.7)
Financing costs incurred on new or amended debt (b)	—	—	—	(17.9)
Total finance costs	(16.5)	(25.4)	(47.6)	(90.4)
Net finance costs	(4.4)	(15.0)	(35.1)	(90.4)
(a) Interest expense includes interest and finance charges paid/payable for lease liabilities and financial liabilities not at fair value through profit or loss and is shown net of gains recycled from the cash flow hedge reserve on cross currency interest rate swaps.
(b) For the nine months ended September 30, 2021, charges of €17.9 million were recognized as a consequence of the refinancing in June 2021, as disclosed in Note 12. Of this, €10.1 million relates to the extinguishment of the previous debts, including the write-off of deferred transaction costs.